Third Quarter 2015 Earnings Conference Call 21 August 2015 Exhibit 99.3 (Furnished herewith) 25

 3rd Quarter 2015 Earnings Conference Call 2 Safe Harbor Statement & Disclosures The earnings call and accompanying material include forward-looking comments and information concerning the company’s plans and projections for the future, including estimates and assumptions with respect to economic, political, technological, weather, market acceptance and other factors that impact our businesses and customers. They also may include financial measures that are not in conformance with accounting principles generally accepted in the United States of America (GAAP). Words such as “forecast,” “projection,” “outlook,” “prospects,” “expected,” “estimated,” “will,” “plan,” “anticipate,” “intend,” “believe,” or other similar words or phrases often identify forward-looking statements. Actual results may differ materially from those projected in these forward-looking statements based on a number of factors and uncertainties. Additional information concerning factors that could cause actual results to differ materially is contained in the company’s most recent Form 8-K and periodic report filed with the U.S. Securities and Exchange Commission, and is incorporated by reference herein. Investors should refer to and consider the incorporated information on risks and uncertainties in addition to the information presented here. Investors should consider non-GAAP financial measures in addition to, and not as a substitute for, financial measures prepared in accordance with GAAP. The company, except as required by law, undertakes no obligation to update or revise its forward-looking statements whether as a result of new developments or otherwise. The call and accompanying materials are not an offer to sell or a solicitation of offers to buy any of the company’s securities. 26

 3rd Quarter 2015 Earnings Conference Call 3 Third Quarter Overview (in millions of dollars except per share amounts) Q3 2015 Q3 2014 Change Net Sales and Revenues $7,594 $9,500 -20% Net Sales $6,840 $8,723 -22% Net Income Attributable to Deere & Company $512 $851 -40% Diluted EPS $1.53 $2.33 -34% 27

 3rd Quarter 2015 Earnings Conference Call 4 Third Quarter Overview Net Sales Equipment operations net sales: Down 22% in Q3 2015 vs. Q3 2014 Price realization: +2 points Currency translation: (6) points 28

 3rd Quarter 2015 Earnings Conference Call 5 Worldwide Agriculture & Turf Third Quarter Overview *Q3 2015 operating profit impacted by: (in millions of dollars) Q3 2015 Q3 2014 Change Net Sales $5,308 $6,969 -24% Operating Profit* $472 $941 -50% Favorable Unfavorable Price Realization Shipment Volumes Production Costs Product Mix Foreign-Currency Exchange 29

 3rd Quarter 2015 Earnings Conference Call U.S. Farm Cash Receipts Source: 1999 – 2013: USDA 10 February 2015 2014F – 2016F: Deere & Company Forecast as of 21 August 2015 6 30 $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014F 2015F 2016F $ Billions Crops Livestock Government Payments

 3rd Quarter 2015 Earnings Conference Call 7 World Farm Fundamentals Global Stocks-to-Use Ratios Source: USDA – 12 August 2015 Cotton Wheat Corn Soybeans 31 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 1994 1997 2000 2003 2006 2009 2012 2015P

 3rd Quarter 2015 Earnings Conference Call 8 Deere & Company Forecast as of 21 August 2015 Economic Update EU 28 – Fiscal 2015 Economic activity gradually improving Crop prices stabilizing near the long-term average Dairy sector remains under pressure Beef prices remain solid, pork prices at low levels 32

 3rd Quarter 2015 Earnings Conference Call 9 Deere & Company Forecast as of 21 August 2015 Economic Update Other Selected Markets – Fiscal 2015 China Continued slowdown in economic growth Lower commodity prices impacting agricultural economy, somewhat mitigated by domestic supports Mechanization trends and ongoing subsidies are supportive of agriculture India Positive consumer and investor sentiment support economic growth Government continues to support the agricultural sector Two consecutive below normal monsoon seasons impacting farm incomes Commonwealth of Independent States (CIS) Continued deterioration of economic growth Credit conditions remain challenging Foreign-currency exchange and geopolitical uncertainty impacting Western manufacturers 33

 3rd Quarter 2015 Earnings Conference Call 10 Crop Value of Agricultural Production Brazil Source: IHS Global Insight, August 2015 Crop Value of Agricultural Production Expected to decrease ~ 11% in 2015 over prior season 2015 Mix by Crop US$ Billions 34 $0 $20 $40 $60 $80 $100 $120 2004 2006 2008 2010 2012 2014 2016F 43% 17% 15% 15% 10% Soybeans Ethanol Sugar Corn Other Grains

Eligible Finance Rates for Ag Equipment Brazil 3rd Quarter 2015 Earnings Conference Call 11 All Farmers Farmers with Annual Revenues <R$90M Farmers with Annual Revenues >R$90M Source: ABIMAQ (Brazilian Association of Machinery and Equipment) and BNDES PSI-FINAME was the key credit line for machinery acquisition from 2011 – 2014; Moderfrota is currently the most attractive credit line 2011 2012 2013 2014 2015 35

 3rd Quarter 2015 Earnings Conference Call 12 Agriculture & Turf Retail Sales Industry Outlook – Fiscal 2015 * If left blank no change between Previous Forecast and Current Forecast Deere & Company Forecast as of 21 August 2015 (Previous Forecast as of 22 May 2015) 2015 Forecast Previous Forecast * U.S. and Canada Ag Down ~ 25% EU 28 Ag Down ~ 10% South America Ag (Tractors and Combines) Down 20-25% Down 15-20% Asia Ag Down moderately Down modestly CIS Countries Ag Down significantly U.S. and Canada Turf and Utility Equipment Flat to up 5% 36

 3rd Quarter 2015 Earnings Conference Call 13 Worldwide Agriculture & Turf Deere & Company Outlook Fiscal Year 2015 Forecast Net sales: Down ~ 25% Currency translation: ~ (5) points Previous forecast: Down ~ 24% Currency translation: ~ (5) points Deere & Company Forecast as of 21 August 2015 (Previous Forecast as of 22 May 2015) 37

 3rd Quarter 2015 Earnings Conference Call 14 Worldwide Construction & Forestry Third Quarter Overview (in millions of dollars) Q3 2015 Q3 2014 Change Net Sales $1,532 $1,754 -13% Operating Profit* $129 $194 -34% *Q3 2015 operating profit impacted by: Favorable Unfavorable Price Realization Shipment Volumes Foreign-Currency Exchange 38

U.S. Economic Indicators 2015 Forecast Previous Forecast GDP Growth (annual percentage rate)* +2.2% +2.8% Housing Starts (thousands) 1,104 1,120 Total Construction Investment (annual percentage rate)* +2.3% +0.3% Government Spending Growth (annual percentage rate)* +1.3% +1.2% 3rd Quarter 2015 Earnings Conference Call 15 Worldwide Construction & Forestry Deere & Company Outlook Source: Global Insight, Calendar Year Estimates – July 2015 * Change from prior year in real dollars Fiscal Year 2015 Forecast Net sales: Down ~ 5% Currency translation: ~ (3) points Previous forecast: Up ~ 2% Currency translation: ~ (3) points Deere & Company Forecast as of 21 August 2015 (Previous Forecast as of 22 May 2015) 39

 3rd Quarter 2015 Earnings Conference Call 16 Worldwide Financial Services Credit Loss History Provision for Credit Losses / Average Owned Portfolio 0.12% 15 Year Average * Annualized provision for credit losses as of 31 July 2015 40 0.00% 0.50% 1.00% 1.50% 2.00% 1991 1993 1995 1997 1999 2001 2003 2005 2007 2009 2011 2013 2015* 10 Year Average

 3rd Quarter 2015 Earnings Conference Call 17 Worldwide Financial Services Third Quarter 2015 Net income attributable to Deere & Company $153 million in Q3 2015 vs. $162 million in Q3 2014 Fiscal Year 2015 Forecast Net income attributable to Deere & Company of ~ $630 million No change from previous forecast Deere & Company Forecast as of 21 August 2015 (Previous Forecast as of 22 May 2015) 41

 3rd Quarter 2015 Earnings Conference Call 18 Consolidated Trade Receivables & Inventory (in millions of dollars) Q3 2015* Actual 2015** Forecast 2015** Previous Forecast A&T $1,809 $725 $1,000 C&F $358 $375 $400 Total, as reported $1,451 $350 $600 Total, constant exchange $705 $75 $200 * Change at 31 July 2015 vs. 31 July 2014 ** Forecasted change at 31 October 2015 vs. 31 October 2014 Deere & Company Forecast as of 21 August 2015 (Previous Forecast as of 22 May 2015) 42

 3rd Quarter 2015 Earnings Conference Call 19 Cost of Sales as a Percent of Net Sales Equipment Operations Deere & Company Forecast as of 21 August 2015 (Previous Forecast as of 22 May 2015) Third Quarter 2015 ~ 78% Fiscal Year 2015 Forecast ~ 78% No change from previous forecast 43

 3rd Quarter 2015 Earnings Conference Call 20 Research & Development Expense Equipment Operations Third Quarter 2015 Down ~ 4% vs. Q3 2014 Currency translation: ~ (4) points Fiscal Year 2015 Forecast Down ~ 2% vs. FY 2014 Currency translation: ~ (3) points Previous forecast: Down ~ 1% vs. FY 2014 Currency translation: ~ (3) points Deere & Company Forecast as of 21 August 2015 (Previous Forecast as of 22 May 2015) 44

 3rd Quarter 2015 Earnings Conference Call 21 Selling, Administrative & General Expense Equipment Operations Deere & Company Forecast as of 21 August 2015 (Previous Forecast as of 22 May 2015) Third Quarter 2015 Down ~ 7% vs. Q3 2014 Currency translation: ~ (5) points Fiscal Year 2015 Forecast Down ~ 11% vs. FY 2014 JD Landscapes and JD Water: ~ (2) points Incentive compensation: ~ (3) points Currency translation: ~ (4) points Previous forecast: Down ~ 11% vs. FY 2014 JD Landscapes and JD Water: ~ (2) points Incentive compensation: ~ (2) points Currency translation: ~ (4) points 45

 3rd Quarter 2015 Earnings Conference Call 22 Pension and OPEB Expense Third Quarter 2015 Up ~ $25 million vs. Q3 2014 Fiscal Year 2015 Forecast Up ~ $70 million vs. FY 2014 No change from previous forecast Deere & Company Forecast as of 21 August 2015 (Previous Forecast as of 22 May 2015) 46

 3rd Quarter 2015 Earnings Conference Call 23 Income Taxes Equipment Operations Third Quarter 2015 Effective tax rate: ~ 31% Year to Date 2015 Effective tax rate: ~ 30% Rest of Year 2015 Forecast Effective tax rate: 34-36% Deere & Company Forecast as of 21 August 2015 47

 3rd Quarter 2015 Earnings Conference Call 24 Strong Operating Performance Equipment Operations Fiscal Year Cash Flows from Operations * Previous forecast ~ $3.4 billion Deere & Company Forecast as of 21 August 2015 (Previous Forecast as of 22 May 2015) $ Billions 48

 3rd Quarter 2015 Earnings Conference Call 25 2015 Company Outlook Fourth Quarter 2015 Forecast Net sales: Down ~ 24% vs. Q4 2014 Price realization: ~ +1 point Currency translation: ~ (5) points Deere & Company Forecast as of 21 August 2015 49

 3rd Quarter 2015 Earnings Conference Call 26 2015 Company Outlook Fiscal Year 2015 Forecast Net sales: Down ~ 21% vs. FY 2014 Price realization: ~ +1 point Currency translation: ~ (4) points Previous forecast: Down ~ 19% vs. FY 2014 Price realization: ~ +2 points Currency translation: ~ (4) points Net income attributable to Deere & Company of ~ $1.8 billion Previous forecast ~ $1.9 billion Deere & Company Forecast as of 21 August 2015 (Previous Forecast as of 22 May 2015) 50

3rd Quarter 2015 Earnings Conference Call 27 Appendix 51

OUR PURPOSE: Committed to those linked to the land OUR ASPIRATIONS Realizing sustainable SVA growth through global expansion Global Agricultural Equipment Solutions Preeminence Globally Diverse Construction Equipment Solutions $50B Sales (2018 @ Mid-Cycle) 12% Operating Margins (@ Mid-Cycle) 2.5 Asset Turns (2018 @ Mid-Cycle) INTEGRATED ENTERPRISE Leveraging the strengths and unique capabilities of three types of businesses Global Growth Businesses Supporting Businesses Complementary Businesses CRITICAL SUCCESS FACTORS Developing the capabilities essential to reaching our goals Deep Customer Understanding Deliver Customer Value World-Class Distribution System Crow Extraordinary Global Talent FOUNDATIONAL SUCCESS FACTORS Building on the core strengths that have guided our success Exceptional Operating Performance Disciplined SVA Growth Aligned High-Performance Teamwork MEASURES Delivering results today, within each business, while building for the future Performance Health JOHN DEERE VALUES Unwavering adherence to the values that unite - and differentiate - us Integrity Quality Commitment Innovation

3rd Quarter 2015 Earnings Conference Call 28 The John Deere Strategy 52

Deere Use-of-Cash Priorities 3rd Quarter 2015 Earnings Conference Call 29 Manage the balance sheet, including liquidity, to support a rating that provides access to low-cost and readily available short- and long-term funding mechanisms Reflects the strategic nature of our financial services operation Committed to “A” Rating Cash from Operations Fund Operating and Growth Needs Common Stock Dividend Share Repurchase Fund value-creating investments in our businesses Consistently and moderately raise dividend targeting a 25%-35% payout ratio of mid-cycle earnings Consider share repurchase as a means to deploy excess cash to shareholders, once above requirements are met and repurchase is viewed as value-enhancing 53

 3rd Quarter 2015 Earnings Conference Call 30 Sources and Uses of Cash Fiscal 2004–2014 Equipment Operations Source: Deere & Company SEC filings = Source of Cash = Use of Cash (1) Other includes proceeds from maturities and sales of marketable securities and purchases of marketable securities and reconciliation for non-cash items including excess tax benefits from share-based compensation and the effect of exchange rates on cash and cash equivalents (1) $ Millions $2,569 ~60% of cash from operations returned to shareholders 54

 3rd Quarter 2015 Earnings Conference Call Deere Quarterly Dividends Declared* Q1 2003 – Q3 2015 * Adjusted for 2 for 1 stock split on 26 November 2007 ** See revised John Deere Strategy in Appendix 31 Dividend raised 114% since launch of the revised John Deere Strategy in 2010** 55

 3rd Quarter 2015 Earnings Conference Call 32 Share Repurchase As Part of Publicly Announced Plans Cumulative cost of repurchases 2004-3Q2015: ~ $15.3 billion Amount remaining on December 2013 authorization of $8 billion: ~ $4.4 billion 31 July 2015 period ended basic shares: ~ 328.2 million 3Q2015 average diluted shares: ~ 334.1 million Shares repurchased 2004-3Q2015: ~ 230.8 million Average repurchase price 2004-3Q2015: $66.15 Actual Shares Repurchased* (in millions) Total Amount** (in billions) 2004 5.9 $0.2 2005 27.7 $0.9 2006 34.0 $1.3 2007 25.7 $1.5 2008 21.2 $1.7 2009 0.0 $0.0 2010 5.2 $0.4 2011 20.8 $1.7 2012 20.2 $1.6 2013 18.2 $1.5 2014 31.5 $2.7 2015 YTD 20.4 $1.8 * All shares adjusted for two-for-one stock split effective 26 November 2007 ** Rounded totals for each period – sum may not tie to cumulative cost of repurchases 2004-3Q2015 56

 3rd Quarter 2015 Earnings Conference Call 33 Other Information Equipment Operations Fiscal Year 2015 Forecast Capital Expenditures: ~ $775 million Previous forecast: ~ $825 million Depreciation and Amortization: ~ $800 million No change from previous forecast Pension/OPEB Contributions: ~ $100 million No change from previous forecast Deere & Company Forecast as of 21 August 2015 (Previous Forecast as of 22 May 2015) 57

 3rd Quarter 2015 Earnings Conference Call 34 U.S. Farm Commodity Prices Deere & Company Forecast as of 21 August 2015 (Previous Forecast as of 22 May 2015) (dollars per bushel, except cotton, which is dollars per pound) 2013/14 2014/15 Estimate Previous 2014/15 2015/16 Projection Previous 2015/16 Corn $4.46 $3.70 $3.65 $3.70 $3.75 Wheat $6.87 $5.99 $6.00 $5.05 $5.10 Soybeans $13.00 $10.05 $10.05 $9.20 $8.90 Cotton $.78 $.61 $.60 $.65 $.60 58

U.S. Farm Commodity Prices 3rd Quarter 2015 Earnings Conference Call 35 Source: USDA 59 $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 $0.80 $0.90 $1.00 $0 $2 $4 $6 $8 $10 $12 $14 $16 $18 Jan-04 Jan-05 Jan-06 Jan-07 Jan-08 Jan-09 Jan-10 Jan-11 Jan-12 Jan-13 Jan-14 Jan-15 Cotton - Dollars per Pound Dollars per Bushel Wheat Corn Soybeans Cotton

 3rd Quarter 2015 Earnings Conference Call 36 U.S. Acres Planted and Crop Yields Deere & Company Forecast as of 21 August 2015 (Yield in bushels per acre, except cotton, which is pounds per acre) Acres Planted (millions) Yield 2014/15 Estimate 2015/16 Projection 2014/15 Estimate 2015/16 Projection Corn 90.6 88.9 171.0 168.5 Wheat 56.8 56.1 43.7 44.1 Soybeans 83.7 84.3 47.8 46.7 Cotton 11.0 8.9 838 800 60

 3rd Quarter 2015 Earnings Conference Call 37 U.S. Farm Cash Receipts Deere & Company Forecast as of 21 August 2015 (Previous Forecast as of 22 May 2015) (in billions of dollars) 2013 2014 Forecast Previous 2014 2015 Forecast Previous 2015 2016 Forecast Crops $218.5 $198.2 $198.2 $180.4 $182.5 $182.6 Livestock $182.8 $209.1 $209.1 $197.7 $198.7 $191.8 Government Payments $11.0 $10.8 $10.8 $12.4 $12.4 $10.6 Total Cash Receipts $412.3 $418.1 $418.1 $390.5 $393.6 $385.0 61

 3rd Quarter 2015 Earnings Conference Call 38 U.S. Net Farm Cash Income Deere & Company Forecast as of 21 August 2015 (Previous Forecast as of 22 May 2015) (in billions of dollars) 2013 2014 Forecast Previous 2014 2015 Forecast 2015 Forecast Total Cash Receipts $412.3 $418.1 $418.1 $390.5 $393.6 Other Farm-Related Income $31.5 $27.3 $27.3 $26.0 $25.4 Gross Cash Income $443.8 $445.4 $445.4 $416.5 $419.0 Cash Expenses ($312.7) ($330.3) ($330.3) ($323.0) ($320.0) Net Cash Income $131.1 $115.1 $115.1 $93.5 $99.0 62

 3rd Quarter 2015 Earnings Conference Call 39 Retail Sales U.S. and Canada Ag Industry* Deere** Utility Tractors 20% double digits, less than industry 2WD Tractors (100+ hp) 23% in line with the industry 4WD Tractors 30% single digit Combines 22% in line with the industry July 2015 Retail Sales and Dealer Inventories * As reported by the Association of Equipment Manufacturers ** As reported to the Association of Equipment Manufacturers *** At 31 July – in units as a % of trailing 12 months retail sales, as reported to the Association of Equipment Manufacturers Deere Dealer Inventories*** U.S. and Canada Ag 2015 2014 2WD Tractors (100+ hp) 25% 25% Combines 19% 18% 63

 3rd Quarter 2015 Earnings Conference Call 40 July 2015 Retail Sales EU 28 Deere* Tractors single digit Combines single digit U.S. and Canada Deere* Selected Turf & Utility Equipment flat * Based on internal sales reports U.S. and Canada – Construction & Forestry Deere* First-in-the-Dirt flat Settlements low double digits 64

Deere’s fourth quarter 2015 conference call is scheduled for 9:00 a.m. central time on Wednesday, November 25, 2015 65